UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 14, 2023	0-7928
Date of Report (Date of earliest event reported)	Commission File Number
(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.10 per share	CMTL	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) On December 14, 2023, Comtech Telecommunications Corp. (the "Company") held its Fiscal 2023 Annual Meeting of Stockholders (the “Annual Meeting”).

(b) At the Annual Meeting, the stockholders of the Company voted on the following proposals as set forth in the Company’s Proxy Statement for the Annual Meeting, with the following results, which were consistent with the recommendations of the Company’s Board of Directors in each case:

Proposal No. 1 - Election of Six Directors.
All nominees for election to the Board of Directors of the Company listed in the Definitive Proxy Statement for the Annual Meeting were elected as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Ken Peterman	22,964,116 or 98.3%	404,980	8,575	2,694,117
Rear Admiral (Ret.) Wendi B. Carpenter	22,626,046 or 96.8%	743,584	8,041	2,694,117
Lieutenant General (Ret.) Bruce T. Crawford	23,069,565 or 98.7%	297,720	10,386	2,694,117
The Honorable Ellen M. Lord	23,066,927 or 98.7%	299,998	10,746	2,694,117
Mark R. Quinlan	22,723,029 or 97.2%	646,035	8,607	2,694,117
Dr. Yacov A. Shamash	22,839,780 or 97.7%	529,693	8,198	2,694,117

Proposal No. 2 - Approval (On an Advisory Basis) of the Compensation of the Named Executive Officers.
The advisory vote on the compensation of Named Executive Officers of the Company was approved at the Annual Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
19,255,793 or 88.0%	2,635,570	1,486,308	2,694,117

Proposal No. 3 - Advisory Vote to Approve the Frequency of Future Advisory Votes on the Compensation of the Named Executive Officers.
The advisory vote to approve the frequency of future advisory votes on the compensation of the Named Executive Officers was approved at the Annual Meeting by the following votes:

1 Year	2 Years	3 Years	Abstain
21,659,940 or 94.1%	56,197 or 0.2%	1,297,315 or 5.6%	364,219

Proposal No. 4 - Ratification of the Selection of Independent Registered Public Accounting Firm.
The non-binding ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending July 31, 2024 was approved at the Annual Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
25,979,160 or 99.7%	81,128	11,500	—

Proposal No. 5 - Approval of the Comtech Telecommunications Corp. 2023 Equity and Incentive Plan (the "2023 Plan").
The 2023 Plan was approved at the Annual Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
22,465,922 or 96.2%	898,200	13,549	2,694,117

(c) Not applicable.
(d) Not applicable.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMTECH TELECOMMUNICATIONS CORP.
Dated:    December 18, 2023
By:    /s/ Michael A. Bondi
Name:    Michael A. Bondi
Title:    Chief Financial Officer